UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014 (January 31, 2014)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2014, Gastar Exploration, Inc., a Delaware corporation (“Gastar Parent”), entered into an Agreement and Plan of Merger (the “merger agreement”) pursuant to which Gastar Parent would merge with and into Gastar Exploration USA, Inc., a direct subsidiary of Gastar Parent (“Gastar Survivor”), as part of a reorganization to eliminate Gastar Parent’s holding company corporate structure. Pursuant to the merger agreement, on or after the effective time of the merger, shares of Gastar Parent’s common stock shall be converted into the right to receive an equal number of shares of common stock of Gastar Survivor, which, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as it was being conducted by Gastar Parent and its subsidiaries immediately prior to the merger.

A copy of the merger agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the merger agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On January 31, 2014, Gastar Parent and Gastar Survivor consummated the merger pursuant to the terms of the merger agreement.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the merger, Gastar Parent notified the NYSE MKT LLC that each issued and outstanding share of Gastar Parent common stock will be converted into one share of Gastar Survivor common stock, and Gastar Parent requested that the NYSE MKT LLC suspend trading of Gastar Parent’s common stock, and commence trading of the Gastar Survivor common stock, as of the open of business on Monday, February 3, 2014. On February 3, 2014, shares of Gastar Survivor’s common stock will commence trading on the NYSE MKT LLC under the ticker symbol “GST”, the same symbol that shares of Gastar Parent’s common stock traded under prior to the merger.

Gastar Parent requested that the NYSE MKT LLC file with the SEC a Form 25 (Notification of removal from Listing and/or Registration under 12(b) of the Securities Exchange Act of 1934) to delist Gastar Parent from the NYSE MKT LLC and to terminate the registration of its common stock under the Securities Act of 1934, as amended (the “Exchange Act”).

Item 3.03	Material Modification to Rights of Security Holders

The information included under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2014, each of the executive officers and directors of Gastar Parent immediately prior to the merger had been appointed to the same position(s) with Gastar Survivor and will hold such positions until their respective successors are duly elected or appointed and qualified. Each director of Gastar Parent was appointed to serve on the same committees of the board as such director had served on for Gastar Parent immediately prior to the merger.

As a result of the merger, the Gastar Exploration Ltd. 2006 Long-Term Incentive Plan maintained by Gastar Parent (the “Predecessor Plan”) was assumed by Gastar Survivor and, effective as of the merger, was amended, restated and renamed the “Gastar Exploration Inc. Long-Term Incentive Plan” (the “LTIP”). The LTIP provides for substantially the same terms as the Predecessor Plan, except the LTIP provides for awards with respect to Gastar Survivor common stock rather than Gastar Parent common stock. All unexercised and unexpired options to purchase Gastar Parent common stock, restricted shares of Gastar Parent and other rights to acquire Gastar Parent common stock under the Predecessor Plan (including performance-based units) became options to purchase, restricted stock or other rights to acquire the same number of shares of Gastar Survivor pursuant to the LTIP, subject to the same terms and conditions, including the per share exercise price (but, in the case of performance awards, performance from and after the effective time of the merger will be determined with respect to the stock price of Gastar Survivor rather than Gastar Parent). In addition, as a result of the merger, Gastar Survivor assumed the obligations of Gastar Parent under the various compensatory arrangements with the named executive officers and other executive officers.

A copy of the LTIP is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the LTIP in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the LTIP.

Item 5.03	Amendments to Articles or Bylaws; Change in Fiscal Year.

On January 31, 2014, Gastar Survivor filed a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, pursuant to which Gastar Parent merger with and into Gastar Survivor on the terms and subject to the conditions set forth in the merger agreement. As set forth in the Certificate of Merger, the Amended and Restated Certificate of Incorporation of Gastar Exploration USA, Inc. (the “Certificate of Incorporation”), as in effect immediately prior to the effective time of the merger, will be the certificate of incorporation of Gastar Survivor, except that the name of the corporation was changed to “Gastar Exploration Inc.” The Second Amended and Restated Bylaws of Gastar Exploration USA, Inc. (the “Bylaws”) will be the bylaws of Gastar Survivor.

A copy of the Certificate of Merger is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Certificate of Merger in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such certificate. Copies of the Certificate of Incorporation and Bylaws are included as Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference and are hereby filed.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

The Merger

On January 22, 2014, the holders of Gastar Parent’s common stock voted to adopt the merger agreement, providing for the merger of Gastar Parent with and into its subsidiary, Gastar Survivor, as part of a reorganization to eliminate the holding company corporate structure of Gastar Parent. The merger agreement provides that the merger would result in the shares of the Company’s common stock being converted into an equal number of shares of common stock of Gastar Survivor. Gastar Survivor, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as was being conducted by Gastar Parent and its subsidiaries prior to the merger.

Pursuant to the merger agreement and the Certificate of Merger, the directors and officers of Gastar Survivor will be the same as the directors and officers of Gastar Parent immediately prior to the effective time of the merger. The Certificate of Incorporation, as amended by the Certificate of Merger, and the Bylaws will be the certificate of incorporation and bylaws of Gastar Survivor after the merger. The rights of stockholders under Gastar Survivor’s governing documents will be substantially the same as the rights of stockholders of Gastar Parent prior to the merger. A description of the capital stock of Gastar Survivor is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As a result of the merger, Gastar Survivor will be the successor issuer to Gastar Parent pursuant to Rule 12(g)(3) under the Exchange Act. In accordance with Rule 12(g)(3) under the Exchange Act, the common stock of Gastar Survivor, as the successor issuer to Gastar Parent, is deemed to be registered under Section 12(b) of the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated January 31, 2014.

3.1	Certificate of Merger.

3.2	Amended and Restated Certificate of Incorporation of Gastar Exploration USA, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report filed October 28, 2013).

3.3	Second Amended and Restated Bylaws of Gastar Exploration USA, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report filed October 28, 2013).

10.1	Gastar Exploration Inc. Long-Term Incentive Plan

99.1	Description of Share Capital.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2014	GASTAR EXPLORATION, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated January 31, 2014.

3.1	Certificate of Merger.

3.2	Amended and Restated Certificate of Incorporation of Gastar Exploration USA, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report filed October 28, 2013).

3.3	Second Amended and Restated Bylaws of Gastar Exploration USA, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report filed October 28, 2013).

10.1	Gastar Exploration Inc. Long-Term Incentive Plan

99.1	Description of Share Capital.